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                                                                    EXHIBIT 10.3

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Agreement"), dated as of March 4, 2004, is by and among PRG-SCHULTZ USA, INC. (formerly The Profit Recovery Group USA, Inc.), a Georgia corporation (the "Borrower"), PRG-SCHULTZ INTERNATIONAL, INC. (formerly The Profit Recovery Group International, Inc.), a Georgia corporation (the "Parent"), each of the Domestic Subsidiaries of the Parent (together with the Parent, the "Guarantors"), the Lenders party thereto and BANK OF AMERICA, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the meanings provided in the Credit Agreement (as defined below).

                                   WITNESSETH:

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of December 31, 2001 (as amended or modified from time to time, the "Credit Agreement"): and

         WHEREAS, the Borrower has requested and the Lenders have agreed to amend certain terms of the Credit Agreement as set forth below;

         NOW, THEREFORE, in consideration of the agreements contained herein and other good and valuable consideration, the parties hereby agree as follows:

         1.       Amended Definitions.

                  (a)      The definition of Consolidated EBITDA set forth in
         Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                           "Consolidated EBITDA" means, for any period, the sum
                  of (i) Consolidated EBIT for such period, plus (ii) depreciation and amortization expense for such period (to the extent deducted in calculating Consolidated Net Income for such period).

                  (b)      The definition of Consolidated EBIT set forth in
         Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                           "Consolidated EBIT' means, for any period, the sum of
                  (i) Consolidated Net Income for such period, plus (ii) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for (A) Consolidated Interest Expense and (B) total federal, state, local and foreign income, value added and similar taxes, plus (iii) from July 1, 2003 through December 31, 2004, all charges up to $12 million in the aggregate directly related to the Borrower's corporate restructuring plan made during such period plus (iv) for the period from October 1, 2003 until September 30, 2004, all non-cash, non-recurring charges

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                  (A) up to $3 million in the aggregate directly related to the impairment of the Schultz trade name made during such period and (B) up to $ 1.8 million in the aggregate directly related, to impairment of the Beacon audit software code made during such period, in each case of the Parent and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

                  (c) Subclause (a) in the proviso contained in the definition of Consolidated Net Income set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  (a) any net book loss realized in such period from the sale of the Logistics Division, the Groupe Alma Business, the Communications Division, the Meridian Business or the Ship & Debit Division,

                  (d) The definition of Meridian set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                           "Meridian" means Meridian Corporation Limited (formerly known as Meridian VAT Corporation Limited), a company incorporated in Jersey.

                  (e) A new subclause (xi) is hereby added at the end of the definition of Permitted Liens and shall read as follows:

                  and (xi) Liens on Property of Meridian or any of its Subsidiaries securing those obligations of Meridian or any of its Subsidiaries permitted under Section 8.1(1).

         2. Amendment to Section 1.3. The last sentence of Section 1.3 is hereby amended to read as follows:

         Notwithstanding the foregoing, following the disposition of the Communications Division, the Meridian Business or the Ship & Debit Division, as applicable, the income statement items (whether positive or negative) attributable to such division or business shall be included in the calculation of the financial covenants set forth in
         Section 7.11 to the extent related to any period applicable in such calculation.

         3. Amendment to Section 3.3(c). The second sentence in Section 3.3(c) of the Credit Agreement is hereby amended to read as follows:

         Notwithstanding the foregoing, the aggregate permanent reduction in the Revolving Committed Amount in connection with the prepayment of the Loans with Net Cash Proceeds from the Communications Division, the Meridian Business and the Ship & Debit Division shall not exceed $20 million.

         4.       Amendments to Section 7.11(iv)

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         (a)      Subclause (a) in the second sentence of Section 7.11 (iv) of the Credit Agreement is hereby amended to read as follows:

         (a) reduced by the amount of any net book losses realized from the sale of the Logistics Division, the Groupe Alma Business, the Communications Division, the Meridian Business or the Ship & Debit Division,

         (b) A new subclause (h) is hereby added at the end of the second sentence of Section 7.ll(iv) of the Credit Agreement and shall read as follows:

         and (h) reduced by all non-cash, non-recurring charges (i) up to $3 million in the aggregate directly related to the impairment of the Schultz trade name and (ii) up to $1.8 million in the aggregate directly related to impairment of the Beacon audit software code.

         5. Amendment to Section 8.1. A new subclause (1) is hereby added at the end of Section 8.1 of the Credit Agreement and shall read as follows:

         and (1) obligations of Meridian or any of its Subsidiaries with respect to any letter of credit, bond or other surety provided for the account of Meridian or any of its Subsidiaries to support Meridian's or any of its Subsidiaries' obligations to the French VAT authorities; provided, that (i) the aggregate amount of such obligations shall not exceed $5,800,000 in the aggregate and (ii) such Indebtedness shall not have a cross-default to the Indebtedness arising under this Credit Agreement and the other Credit Documents.

         6. Amendment to Section 8.5. A new subclause (c) is hereby added at the end of subclause (vi) in Section 8.5 of the Credit Agreement and shall read as follows:

         and (c) the sale of the Ship & Debit Division; provided that (A) the Borrower receives at least $1,000,000 in Net Cash Proceeds from the sale of such division and (B) the Borrower immediately prepays the Loans with such Net Cash Proceeds in accordance with the terms of
         Section 3.3(b)(ii).

         7. Conditions Precedent. This Agreement shall become effective immediately upon receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

                  (a) counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders; and

                  (b) for the account of each Lender who executes and delivers this Agreement to the Administrative Agent on or before March 4, 2004, an amendment fee equal to 0.25% of such Lender's Revolving Commitment.

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         8.       Miscellaneous.

                  (a) The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Agreement. Except as herein specifically agreed, the Credit Agreement, and the obligations of the Credit Parties thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

                  (b) The Credit Parties acknowledge and confirm (i) that the Administrative Agent, on behalf of the Lenders, has a valid and enforceable first priority security interest in the Collateral, (ii) that the Borrower's obligation to repay the outstanding principal amount of the Loans and reimburse the Issuing Lender for any drawing on a Letter of Credit is unconditional and not subject to any offsets, defenses or counterclaims, (iii) that the Administrative Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Credit Documents, and (iv) by entering into this Agreement, the Lenders do not waive or release any term or condition of the Credit Agreement or any of the other Credit Documents or any of their rights or remedies under such Credit Documents or applicable law or any of the obligations of any Credit Party thereunder.

                  (c) The Credit Parties represent and warrant to the Lenders that (i) the representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

                  (d) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                  (e) This Agreement shall be governed by and construed in accordance with, the laws of the State of Georgia.

                  (f) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (g) The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Collateral Documents and agree that this Agreement shall in no manner adversely affect or impair such liens and security interests.

                  (h) Each Credit Party hereby represents and warrants as follows:

                           (i) Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

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                           (ii)     This Agreement has been duly executed and
                  delivered by the Credit Parties and constitutes each of the Credit Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                           (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Agreement.

                  (i) The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Agreement, (ii) affirm all of their obligations under the Credit Documents and (iii) agree that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

                  (j) This Agreement together with the other Credit Documents represent the entire agreement of the parties and supersedes all prior agreements and understandings, oral or written if any, relating to the Credit Documents or the transactions contemplated herein and therein.

                  [remainder of page intentionally left blank]

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         Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:            PRG-SCHULTZ USA, INC. (formerly The Profit Recovery.
                     Group USA, Inc.), a Georgia corporation

                     By: /s/ Donald E. Ellis, Jr.
                         -------------------------------------
                     Name:  Donald E. Ellis, Jr.
                     Title: Executive Vice President - Finance,
                            Chief Financial Officer and Treasurer

GUARANTORS:          PRG-SCHULTZ INTERNATIONAL, INC. (formerly The Profit
                     Recovery Group International, Inc.), a Georgia corporation

                     By: /s/ Donald E. Ellis, Jr.
                         -------------------------------------
                     Name:   Donald E. Ellis, Jr.
                     Title:  Executive Vice President - Finance,
                             Chief Financial Officer and Treasurer

                     PRGFS, INC.,
                     PRGLS, INC.,
                     each a Delaware corporation

                     By: /s/ Donald E. Ellis, Jr.
                         -------------------------------------
                     Name:  Donald E. Ellis, Jr.
                     Title: Executive Vice President - Finance

                     PRGRS, INC., a Delaware corporation

                     By: /s/ Mark L. Henry
                         ----------------------------------------
                     Name:  Mark L. Henry
                     Title: Vice President

                     PRG HOLDING CO. (FRANCE) NO.1, LLC,
                     PRG HOLDING CO. (FRANCE) NO.2, LLC,
                     each a Delaware limited liability company

                     By: /s/ Donald E. Ellis, Jr.
                         -------------------------------------
                     Name:  Donald E. Ellis, Jr.
                     Title: Executive Vice President - Finance,
                            Chief Financial Officer and Treasurer

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GUARANTORS:          THE PROFIT RECOVERY GROUP ASIA, INC.,
                     PRG-SCHULTZ CANADA, INC. (formerly The Profit Recovery
                        Group Canada, Inc.),
                     THE PROFIT RECOVERY GROUP NEW ZEALAND, INC.,
                     THE PROFIT RECOVERY GROUP NETHERLANDS, INC.,
                     THE PROFIT RECOVERY GROUP MEXICO, INC.,
                     PRG-SCHULTZ FRANCE, INC. (formerly The Profit Recovery
                        Group France, Inc.)
                     PRG-SCHULTZ AUSTRALIA, INC. (formerly The Profit Recovery
                        Group Australia, Inc.),
                     PRG-SCHULTZ BELGIUM, INC. (formerly The Profit Recovery Group Belgium, Inc.)
                     THE PROFIT RECOVERY GROUP GERMANY, INC.,
                     PRG INTERNATIONAL, INC.,
                     THE PROFIT RECOVERY GROUP SWITZERLAND, INC.,
                     THE PROFIT RECOVERY GROUP SOUTH AFRICA, INC.,
                     THE PROFIT RECOVERY GROUP SPAIN, INC.,
                     THE PROFIT RECOVERY GROUP ITALY, INC.,
                     PRG-SCHULTZ NORWAY, INC.
                     THE PROFIT RECOVERY GROUP PORTUGAL, INC.,
                     PRG-SCHULTZ JAPAN, INC. (formerly Payment Technologies,
                       Inc.)
                     THE PROFIT RECOVERY GROUP COSTA RICA, INC.,
                     PRG-SCHULTZ PUERTO RICO, INC. (formerly PRG, INC.,)
                     PRG USA, INC.,
                     each a Georgia corporation

                     By: /s/ Donald E. Ellis, Jr.
                         -------------------------------------
                     Name:  Donald E. Ellis, Jr.
                     Title: Executive Vice President - Finance,
                            Chief Financial Officer and Treasurer

                     HS&A ACQUISITION - UK, INC.,
                     a Texas corporation

                     By: /s/ Donald E. Ellis, Jr.
                         -------------------------------------
                     Name:  Donald E. Ellis, Jr.
                     Title: Executive Vice President - Finance,
                            Chief Financial Officer and Treasurer

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ADMINISTRATIVE AGENT:          BANK OF AMERICA, N.A.

                               By: /s/ Laura B. Schmuck
                                   --------------------------------------
                               Name:  Laura B. Schmuck
                               Title: Agency Officer
                                      Assistant Vice President

LENDERS:                       BANK OF AMERICA, N.A.

                               By: /s/ Nancy S. Goldman
                                   --------------------------------------
                               Name:  Nancy S. Goldman
                               Title: Senior Vice President

                               LASALLE BANK, NATIONAL ASSOCIATION

                               By: /s/ Sara A. Huizinga
                                   --------------------------------------
                               Name:  Sara A. Huizinga
                               Title: Assistant Vice President

                               WACHOVIA BANK, NATIONAL ASSOCIATION
                               (formerly known as Wachovia Bank, N.A.)

                               By: /s/ Michael J. Romano
                                   --------------------------------------
                               Name:  Michael J. Romano
                               Title: Vice President